Exhibit 10.5

EXECUTION VERSION

Custodial Agreement

among

Wells Fargo Bank, National Association,

as Custodian

Trinity Funding 1, LLC,

Trinity Funding 2, LLC

Trinity Funding 3, LLC,

Trinity Capital Fund II, L.P.,

Trinity Capital Fund III, L.P.,

each as Borrower

Trinity Management IV, LLC,

as Servicer

and

Credit Suisse Ag, New York Branch,

as Agent

Dated January 8, 2020

This Custodial Agreement (this “Custodial Agreement”), dated January 8, 2020, is by and among TRINITY FUND 1, LLC, a Delaware limited liability company (“SPE 1”), TRINITY FUND 2, LLC, a Delaware limited liability company (“SPE 2”), TRINITY FUND 3, LLC, a Delaware limited liability company (“SPE 3”), TRINITY CAPITAL FUND II, L.P., a Delaware limited partnership (“Fund II”), TRINITY CAPITAL FUND III, L.P., a Delaware limited partnership (“Fund III” and together with Fund II, the “Funds” and each a “Fund” and the Funds together with SPE 1, SPE 2, SPE 3, each a “Borrower” and collectively, the “Borrowers”, provided, that on and after the Fund II License Surrender Date, all references to Borrower or Borrowers shall automatically exclude Fund II, on and after the Fund III License Surrender Date, all references to Borrower or Borrowers shall automatically exclude Fund III, and following the License Surrender Dates, all references to Borrower or Borrowers shall only mean the SPE Borrowers, and on and after the SPE Merger Event, all references to Borrower or Borrowers shall only mean SPE 1), TRINITY MANAGEMENT IV, LLC, a Delaware limited liability company, as servicer (the “Servicer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, acting through its Document Custody Division, as custodian (in such capacity, the “Custodian”), and CREDIT SUISSE AG, NEW YORK BRANCH, as contractual representative (in such capacity, the “Agent”).

W i t n e s s e t h:

WHEREAS, immediately prior to the Closing Date, Trinity Capital Fund IV, L.P., a Delaware limited partnership (“Fund IV”) owned certain Assets;

WHEREAS, simultaneous with the Initial Borrowing Date, Fund IV will transfer certain Assets to SPE 1 and will, from time to time, transfer additional Assets to SPE 1, in each case, pursuant to a Sale and Contribution Agreement between Fund IV and SPE 1 (the “SPE 1 Sale and Contribution Agreement”);

WHEREAS, on the Closing Date and from time to thereafter until their respective License Surrender Dates, the Funds own and will own the Assets listed on the Schedule of Assets and the related property (such Assets together with the Assets owned by Fund IV on the Closing Date to be acquired by SPE 1 on the Initial Borrowing Date pursuant to the SPE 1 Sale and Contribution Agreement, the “Closing Date Assets”);

WHEREAS, on and after the Fund II License Surrender Date, Fund II will become the parent of SPE 2 and shall contribute its Closing Date Assets and from time to time additional Assets to SPE 2 pursuant to a Sale and Contribution Agreement between Fund II and SPE 2 (the “SPE 2 Sale and Contribution Agreement”) and Fund II shall automatically cease to be a Borrower;

WHEREAS, on and after the Fund III License Surrender Date, Fund III will become the parent of SPE 3 and shall contribute its Closing Date Assets and from time to time additional Assets to SPE 3 pursuant to a Sale and Contribution Agreement between Fund III and SPE 3 (the “SPE 3 Sale and Contribution Agreement” and collectively with the SPE 1 Sale and Contribution Agreement and the SPE 2 Sale and Contribution Agreement, the “Sale and Contribution Agreements”) and Fund III shall automatically cease to be a Borrower (the Closing Date Assets and any assets transferred from time to time to any Borrower pursuant to any Sale and Contribution Agreement are collectively referred to as the “Borrower Assets”);

WHEREAS, in connection with the Credit Agreement, each Borrower made and, in connection with such contributions, sales, transfers and assignments pursuant to the Sale and Contribution Agreements, each Depositor will make certain representations and warranties regarding the Closing Date Assets and the Borrower Assets, as applicable, and the Custodian Files, upon which the Agent has relied in accepting the grant of security interest in and to the Collateral under the Security Agreement;

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to provide financing for the Borrowers to pay off the SBA Loan and for future origination (prior to the Initial Borrowing Date or the License Surrender Dates, as applicable) and acquisition (on or after the Initial Borrowing Date or the License Surrender Dates, as applicable) of Assets;

WHEREAS, pursuant to the Servicing Agreement, the Servicer has agreed to service the Borrower Assets;

WHEREAS, the Borrowers desire to appoint the Custodian to hold the Custodian Files as the custodian in the name of and on behalf of the Borrowers and grant, subject to the terms herein, the Agent control of the Custodian Files only upon the occurrence of an Event of Default under the Credit Agreement; and

WHEREAS, the Borrowers desire that the Custodian Files be held and administered by the Custodian pursuant to this Agreement in compliance with Section 17(f) of the 1940 Act.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1.         Definitions; Rules of Construction. Capitalized terms used and not defined in this Custodial Agreement (including in the Recitals above) shall have the respective meanings assigned to them in that certain Credit Agreement dated as of the Closing Date (the “Credit Agreement”), by and among the Borrowers, the Agent, the Lenders from time to time party thereto, the Funding Agents from time to time party thereto, Custodian and Wells Fargo Bank, National Association, as Paying Agent. The rules of construction set forth in Section 1.3 of the Credit Agreement shall apply to this Custodial Agreement and are hereby incorporated by reference into this Custodial Agreement as if set forth fully in this Custodial Agreement.

Section 2.         Appointment of Custodian; Acknowledgement of Receipt. Subject to the terms and conditions hereof, Borrowers hereby revocably appoint the Custodian, and the Custodian hereby accepts such appointment, as custodian to act on behalf of the Borrowers. The Custodian shall hold and physically (or with respect to .pdf files, electronically) segregate for the account of the Borrowers the Custodian Files relating to the Borrower Assets. In performing its duties hereunder, the Custodian agrees to use that degree of skill and attention that it exercises with respect to files relating to comparable assets that it holds for others. The Custodian will acknowledge receipt of the Custodian File for each Borrower Asset listed in a Schedule of Assets attached to a Custodial Certification, subject to any exceptions noted on such Custodial Certification, delivered on the related Borrowing Date. The Custodian shall not pledge or grant a security interest in the Borrower Assets or the related parts of the Collateral. Any act or instrument purporting to effect any actions described in the foregoing sentence shall be void.

Section 3.         Delivery of Custodian Files. The Borrowers shall cause to be delivered to the Custodian, the Custodian File for each Borrower Asset at least three (3) Business Days before the related Borrowing Date; provided, however, that if more than fifty (50) Custodian Files are to be delivered to the Custodian in connection with any Borrowing Date, the Borrowers shall deliver or cause to be delivered such Custodian Files to the Custodian within a timeframe mutually agreed to by the Borrowers, the Custodian and the Agent. A copy of a Schedule of Assets shall be provided to the Custodian simultaneously with, or prior to, delivery of the related Custodian Files, in an electronic format reasonably acceptable to the Custodian. The Borrowers hereby certify to the Custodian that the files delivered by the Borrowers to the Custodian prior to any Borrowing Date in respect of the Borrower Assets listed on the Schedule of Assets provided to the Custodian prior to such Borrowing Date are the Custodian Files for such Borrower Assets. Until the Custodian receives a written notice from the Agent instructing the Custodian that an Event of Default has occurred (the “Notice of Exclusive Control”) or if all previous Notices of Exclusive Control have been revoked in writing by the Agent, the Custodian shall comply with the instructions of the Borrowers in respect of any Custodian Files. The Custodian agrees that following its receipt from the Agent of a Notice of Exclusive Control and the Custodian having a reasonable time to act thereon, the Custodian shall follow only the instruction of the Agent with respect to all Custodian Files, without the further consent of the Borrowers.

Section 4.         Certifications. (a) The Custodian shall deliver on or prior to the related Borrowing Date to the Agent and the Borrowers a certification (a “Custodial Certification”), in substantially the form annexed hereto as Exhibit A, to the effect that (except as described on the exception report provided in connection therewith), the Custodian has received a Custodian File for each Borrower Asset listed on the related Schedule of Assets and it has reviewed each such Custodian File and has determined that all items included in the definition of “Custodian File” (the “Custodial Documents”) as identified on the checklist provided in each Custodial File are in its possession and are executed, as applicable, and (b) such Custodial Documents have been reviewed by it and have not been damaged, torn or otherwise physically or on its face altered in any way and relate to such Borrower Asset listed on the related Schedule of Assets. The Custodian shall provide an exception report with each Custodial Certification noting any exceptions that have not been resolved and noting the absence from a Custodian File of a Custodial Document required to be included therein.

(b)       Borrowers and the initial Servicer (collectively, “Trinity”) hereby acknowledge that, notwithstanding anything to the contrary in this Custodial Agreement, the review contemplated by Section 4 of this Custodial Agreement (the “Review”) is a review to be performed by the Custodian solely for the purpose of acknowledging receipt of Custodian Files by the Custodian from the Borrowers. Any Custodial Certification related to such Review prepared by the Custodian and furnished to Trinity is produced solely in connection with this purpose. Trinity did not engage the Custodian to perform the Review, produce the Certification or perform any of the services in this Custodial Agreement for the purpose of making findings with respect to the accuracy of the information or data regarding the loans provided to the Custodian by Trinity for the Review as contemplated by Rule 17g-10 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Given the purpose and scope of the Custodian’s services (including the Review and any Custodial Certification) under this Custodial Agreement and given Trinity’s treatment and use of the Review and Custodial Certification, Trinity and the Custodian agree that the Custodian’s Review is not commonly understood in the market to be “due diligence services” for purposes of Rule 17g-10. Trinity does not consider the Review and the Custodial Certification to be “due diligence services” for purposes of Rule 17g-10, and unless Trinity notifies the Custodian to the contrary, Trinity will not treat the Certification as a “third party due diligence report” for purposes of Rule 15Ga-2 under the Exchange Act. Trinity hereby acknowledges that the Custodian is relying on this acknowledgment for purposes of determining that its Review does not constitute “due diligence services” under Rule 17g-10.

Section 5.         Obligations of the Custodian. (a) The Custodian shall maintain the items constituting the physical Custodian Files at its address set forth in Section 20 hereof or, subject to the prior written consent of the Borrowers prior to receipt by the Custodian of a Notice of Exclusive Control and of the Agent (acting at the written direction of the Majority Lenders) after receipt by the Custodian of a Notice of Exclusive Control, at such other office as shall from time to time be identified to such party, and the Custodian will hold the items constituting the physical Custodian Files in such office, clearly segregated on its inventory system from any other instruments and files on its records. The Custodian shall segregate on its inventory system and maintain continuous custody of all items constituting the physical Custodian Files in secure and fire-resistant facilities and otherwise in accordance with its customary standards with respect to similar assets and the Custodian shall segregate on its inventory system and maintain continuous custody of all items constituting the digital backups for the electronic Custodian Files in accordance with its customary standards with respect to similar assets. The Custodian shall hold the Custodian Files segregated from all other custodian files held by the Custodian and maintain such accurate and complete accounts, records and computer systems pertaining to each Custodian File as will enable the Borrowers to comply with the terms and conditions of the Transaction Documents. Each document shall be identified on the books and records of the Custodian in a manner that (i) is consistent with the customary practices of the Custodian with respect to similar assets, (ii) indicates that the document is held by the Custodian on behalf of the Borrowers, and (iii) is otherwise necessary to comply with the terms of this Custodial Agreement. The Custodian shall promptly report to the Borrower and the Agent any failure on its part to hold the Custodian Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

(b)       With respect to the documents constituting each Custodian File that are delivered to the Custodian, the Custodian shall make disposition thereof only in accordance with the terms of this Custodial Agreement or with the instructions of the Borrowers prior receipt of a Notice of Exclusive Control and with the instructions of the Agent (acting at the direction of the Majority Lenders) after receipt of a Notice of Exclusive Control.

(c)        In the event that (i) the Agent, any Borrower, the Servicer or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodian File or a document included within a Custodian File or (ii) a third party shall institute any court proceeding by which any Custodian File or a document included within a Custodian File shall be required to be delivered other than in accordance with the provisions of this Custodial Agreement, the party or parties receiving such service shall promptly deliver or cause to be delivered to the other parties to this Custodial Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all the Custodian Files that are the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall release or otherwise deliver such Custodian File or a document included within such Custodian File as directed by such determination or, if no such determination is made, in accordance with the provisions of this Custodial Agreement and the other Transaction Documents.

Section 6.         Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions with respect to the Custodian Files upon its receipt of written instructions signed by an Authorized Officer of the Borrowers or the Servicer, on behalf of the Borrowers, or, after receipt of a Notice of Exclusive Control, the Agent, in each case as set forth in Exhibit C (each, an “Authorized Officer”), as such Exhibit may be updated from time to time by delivery to the Custodian. Such instructions may be general or specific in terms, including after the date hereof. A copy of any instructions from the Servicer shall be furnished by the Servicer to the Agent and the Borrowers.

Section 7.         Release of Custodian Files. (a) The Custodian, from time to time and as appropriate for the purpose of (i) correcting documentary deficiencies relating thereto, (ii) enforcing the rights of the Borrowers against any Obligor pursuant to the terms of any Borrower Asset, or (iii) providing any replacement for the Servicer under the Transaction Documents with information to effect an orderly servicing transition, is hereby authorized, upon receipt of a written request of the Servicer in substantially the form annexed as Exhibit B hereto (a “Request for Release”), to release (which may be through electronic means) to the Servicer promptly (but in no event later than the close of business on the second Business Day) following such request, the related Custodian File or the documents from a Custodian File set forth in such request.

(b)       All documents released to the Servicer pursuant to Section 7(a) hereof shall be held by the Servicer in trust for the benefit of the Agent in accordance with the Servicing Agreement. The Servicer shall return to the Custodian each and every document previously requested from the Custodian when the Servicer's need therefor in connection with such servicing no longer exists, unless the Servicer shall certify to the Custodian (in a writing substantially in the form annexed hereto as Exhibit B) that the term of the related Borrower Asset shall have expired in accordance with its terms.

(c)       If a Substitute Asset is substituted in accordance with the terms of Section 2.10 of the Credit Agreement by the Borrowers, a Borrower or a Depositor pays the Liquidated Damages or Repurchase Price with respect to a Defective Asset, or the Servicer purchases a Defective Asset by remitting the Purchase Price with respect to such Defective Asset, the Custodian is hereby authorized, upon receipt of a Request for Release, to permanently release to the Servicer promptly (but in no event later than the close of business on the second Business Day) following such request, the related Custodian File if in physical form. Any electronic Custodian Files that are subject to such release may be marked as “released” by the Custodian.

(d)       Notwithstanding anything to the contrary contained in this Custodial Agreement, in connection with any Takeout Transaction, upon the Custodian’s receipt of a certification (which certification may be included in the applicable Request for Release) of the satisfaction of each of the conditions set forth in the definition of Takeout Transaction in the Credit Agreement with respect thereto, the Custodian is hereby authorized to release all of the Custodian Files with respect to the Borrower Assets subject to such Takeout Transaction or at the direction of the Borrowers upon receipt of a Request for Release.

Section 8.         Examination of Custodian Files. Upon reasonable prior written notice (but no less than three Business Days) to the Custodian, the Agent, the Borrowers and the Servicer (each at its own expense) and their authorized representatives will be permitted to examine the Custodian Files, documents, records and other papers in the possession, or under the control, of the Custodian relating to any or all of the Borrower Assets and the other assets included in the Collateral during the Custodian's normal business hours.

Section 9.         Insurance of the Custodian. The Custodian shall, at its own expense, maintain at all times during the term of this Custodial Agreement and keep in full force and effect (a) fidelity insurance and (b) employee dishonesty insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by custodians in similar transactions. Upon request, the Agent and the Borrowers shall be entitled to receive a certification of the respective insurer that such insurance is in full force and effect.

Section 10.       Periodic Statements. At the written request of the Borrowers, the Agent or the Servicer, the Custodian shall provide a list of all Borrower Assets for which the Custodian holds a Custodian File pursuant to this Custodial Agreement. On each Payment Date, the Custodian shall deliver to the Borrowers, the Servicer and the Agent an on-hand exception report. Further, on the first Business Day of each week, the Custodian shall provide to the Borrowers and Agent a report summarizing all Custodian Files on-hand and any exceptions thereto.

Section 11.       Custodial Fee. For its services under this Custodial Agreement, the Custodian shall be entitled to a fee on each Payment Date equal to the Custodial Fee. The payment of the Custodial Fee shall be in accordance with and subject to the priority of payments set forth in Section 2.7 of the Credit Agreement. Additionally, the Custodian shall be entitled to be reimbursed for any out-of-pocket expenses incurred by it in connection with the performance of its duties hereunder. Any such out-of-pocket expenses shall be payable in accordance with and subject to the priority of payments set forth in Section 2.7 of the Credit Agreement.

Section 12.       Representations and Warranties of the Custodian. The Custodian represents and warrants to, and covenants with the Agent and the Borrowers that on the date hereof, and on the date of the issuance of any Custodial Certification by the Custodian:

(a)       It is (i) a national banking association, duly organized and validly existing under the laws of the United States, and (ii) duly qualified and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Custodial Agreement;

(b)       The execution, delivery and performance of this Custodial Agreement has been duly authorized by all necessary corporate action, and the execution and delivery of this Custodial Agreement by it in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene or create a default under any applicable laws, licenses or permits, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian or any contract, agreement, or instrument to which it or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property;

(c)       No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Custodial Agreement;

(d)       This Custodial Agreement, when executed and delivered by the Custodian will constitute the valid, legal and binding obligations of the Custodian, enforceable against it in accordance with its terms, except as the enforcement hereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

(e)       The Custodian does not believe, nor does it have reason or cause to believe, that it cannot perform its obligations contained in this Custodial Agreement;

(f)        It is a bank that shall have at all times an aggregate capital, surplus and undivided profits of not less than $500,000; and

(g)       There is no litigation pending or, to the best of the Custodian's knowledge, threatened which, if determined adversely to it, would adversely affect the execution, delivery or enforceability of this Custodial Agreement, or any of the duties or obligations of the Custodian hereunder, or which would have a material adverse effect on the financial condition of the Custodian.

Section 13.      Removal and Resignation of Custodian. (a) The Custodian may, at any time, resign its obligations under this Custodial Agreement upon at least sixty (60) days' prior written notice to the Borrowers, the Agent and the Servicer; provided that the Custodian’s resignation shall not be effective until a successor custodian has been appointed and accepted such appointment. Promptly after receipt of notice of the Custodian's resignation, the Borrowers may appoint, by written instrument, a successor custodian, subject to written approval by the Agent (acting at the written direction of the Majority Lenders) (which approval shall not be unreasonably withheld or delayed). If no successor custodian is so appointed within sixty (60) days of such notice, the Custodian may petition any court of competent jurisdiction to appoint a successor custodian at the expense of the Borrowers. One original counterpart of such instrument of appointment shall be delivered to each of the Borrowers, the Agent, the Servicer, the Custodian and the successor custodian at the expense of the Borrowers.

(b)       The Borrowers may, and at the written direction of the Majority Lenders (with the consent of the Agent) shall, upon at least sixty (60) days' prior written notice to the Custodian, remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Custodial Agreement. Promptly after the giving of notice of removal of the Custodian, the Borrowers, with the consent of the Agent (acting at the written direction of the Majority Lenders) (which consent shall not be unreasonably withheld or delayed), shall appoint, by written instrument, a successor custodian (which may be the Agent). If no successor custodian is so approved within sixty (60) days of such notice, the Custodian may petition any court of competent jurisdiction to appoint a successor custodian at the expense of the Borrowers. One original counterpart of such instrument of appointment shall be delivered to each of the Agent, the Borrowers, the Servicer, the Custodian and the successor custodian. No removal of the Custodian shall be effective until a successor Custodian shall have been appointed and accepted such appointment.

Section 14.      No Adverse Interest of Custodian. By execution of this Custodial Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Custodial Agreement shall hold, no adverse interest, by way of security or otherwise, in any Custodian Files, and hereby waives and releases any such interest which it may have in any Custodian Files as of the date hereof. The Custodian Files shall not be subject to any security interest, lien or right to set-off by the Custodian or any third party claiming through the Custodian, and the Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, any Custodian Files.

Section 15.      Indemnification. (a) The Borrowers agree to indemnify, defend and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees, expenses and court costs that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder (including in connection with any enforcement, including any action, suit or claim brought by any indemnitee) unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (other than special, indirect, punitive or consequential damages, which shall in no event be paid by the Borrowers) were imposed on, incurred by or asserted against the Custodian because of the gross negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Custodian or the termination or assignment of this Custodial Agreement.

(b)       The Custodian agrees to indemnify, defend and hold the Borrowers, the Agent and their respective designees, harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees, expenses and court costs that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of the Custodian's gross negligence, lack of good faith or willful misconduct. Notwithstanding anything to the contrary contained herein, the Custodian shall have no liability to the Agent or the Borrowers with respect to any Custodian File prior to such time as any such Custodian File is delivered to the Custodian as custodian for the Agent and the Custodian shall have no liability to the Agent or the Borrowers with respect to any Custodian File that has been returned by the Custodian under the terms of any Request for Release delivered to the Custodian by the Servicer and acknowledged by the Agent. In no event shall the Custodian be liable for any special, indirect, punitive or consequential damages. The foregoing indemnification shall survive any resignation or removal of the Custodian or the termination or assignment of this Custodial Agreement.

Section 16.       Advice of Counsel. The parties hereto further agree that the Custodian shall be entitled to rely in good faith and act upon advice of counsel with respect to its performance hereunder as custodian and shall be without liability for any action reasonably taken in good faith pursuant to such advice.

Section 17.       Limitation on Liability. Except as otherwise expressly set forth herein, the Custodian is entitled to all of the rights, privileges, protections and indemnities afforded to the Paying Agent under the Credit Agreement, mutatis mutandis.

Section 18.       Effective Period, Termination, and Amendment. This Custodial Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided. This Custodial Agreement may be amended at any time by mutual written agreement of the parties hereto.

Section 19.       Governing Law. This Custodial Agreement shall, in accordance with Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York, be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of law principles thereof that would call for the application of the laws of any other jurisdiction.

Section 20.       Notices. All demands, notices and communications hereunder shall be in writing, delivered or mailed, and shall be deemed to have been duly given upon receipt (a) in the case of the Custodian, at the following address: Wells Fargo Bank, National Association, 600 S. 4th Street, MAC N9300-061, Minneapolis, MN 55479, Attn: Corporate Trust Services — Asset- Backed Administration, Phone: (612) 667-8058, Facsimile: (612) 667-3464, with a copy to and delivery of files to, 1055 10th Ave. SE, MAC N9401-011, Attn: Corporate Trust Services — Asset-Backed Securities Vault, Minneapolis, MN 55414, Phone: (612) 667-8058, Facsimile: (612) 667-1080, (b) in the case of the Agent, at the following address: Credit Suisse AG, New York Branch, 11 Madison Avenue, 4th Floor, New York, NY 10010, Attention: Asset Finance Group, (c) in the case of the Servicer, at the following address: Trinity Management IV, LLC, 3075 W. Ray Road, Suite 525, Chandler, Arizona, 85226, Attention: Susan Echard, Email: legal@trincapinvestment.com, (d) in the case of the Borrowers, at the following address: Trinity Capital Inc., 3075 W. Ray Road, Suite 525, Chandler, Arizona, 85226, Attention: Susan Echard, Email: legal@trincapinvestment.com; and (e) in the case of any other Person, at the address specified for such Person in the Credit Agreement or at such other address as shall be designated by such Person in a written notice to the parties.

Section 21.       Termination of Agreement. Other than as set forth in Sections 15, 24 and 27 hereof, this Custodial Agreement shall terminate upon the termination of the Credit Agreement.

Section 22.       Counterparts. For the purpose of facilitating the execution of this Custodial Agreement and for other purposes, this Custodial Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original and together shall constitute and be one and the same instrument. Delivery of an executed counterpart of this Custodial Agreement by facsimile transmission or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.

Section 23.       Headings. The Section headings are not part of this Custodial Agreement and shall not be used in its interpretation.

Section 24.       Nonpetition; Limited Recourse.

(a)       Notwithstanding any prior termination of this Custodial Agreement, the Custodian shall not, prior to the date which is one year and one day after the payment in full of the Obligations and the termination of the Credit Agreement, petition or otherwise invoke or cause any of the Borrowers to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against any of the Borrowers under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of any of the Borrowers or any substantial part of its property, or ordering the winding up or liquidation of the affairs of any of the Borrowers.

(b)       The obligations of the Borrowers hereunder shall constitute limited recourse obligations of the Borrowers secured by, and payable solely from and to the extent of, the Collateral, in accordance with the Credit Agreement, and following realization of the Collateral, all remaining obligations of the Borrowers and any claims of the other parties hereunder shall be extinguished and shall not thereafter revive.

(c)       The agreements set forth in this Section 24 shall survive the termination of this Custodial Agreement.

Section 25.       Assignment. No party to this Custodial Agreement may assign its rights or delegate its obligations under this Custodial Agreement without the express written consent of the other parties hereto, except as otherwise expressly set forth in this Custodial Agreement.

Section 26.       Integration. This Custodial Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

Section 27.       Binding Effect. This Custodial Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). Concurrently with the appointment of a successor Agent under the Credit Agreement, the parties hereto shall amend this Custodial Agreement to make said successor Agent, the successor to the Agent hereunder. This Custodial Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made by the Custodian shall be continuing and shall survive any termination of this Custodial Agreement.

Section 28.       Severability of Provisions. If one or more of the provisions of this Custodial Agreement shall be held invalid for any reason, such provisions shall be deemed severable from the remaining provisions of this Custodial Agreement and shall in no way affect the validity or enforceability of such remaining provisions. To the extent permitted by law, the parties hereto hereby waive any law which renders any provision of this Custodial Agreement prohibited or unenforceable.

Section 29.       Rights Cumulative. All rights and remedies under this Custodial Agreement are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance or performance of any provision of this Custodial Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

Section 30.       CONSENT TO JURISDICTION. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS CUSTODIAL AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK (NEW YORK COUNTY) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS CUSTODIAL AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS CUSTODIAL AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

(b)       To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

Section 31.       Waiver of Jury Trial. All parties hereunder hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Custodial Agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the parties in connection herewith or therewith. All parties acknowledge and agree that they have received full and significant consideration for this provision and that this provision is a material inducement for all parties to enter into this Custodial Agreement.

Section 32.       Custodian Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, but not limited to those relating to funding of terrorist activities and money laundering, the Custodian is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Custodian. Accordingly, each of the parties agrees to provide to the Custodian upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Custodian to comply with such laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, but not limited to those relating to funding of terrorist activities and money laundering.

[Signature Page Follows]

In Witness Whereof, each ofthe parties hereto has caused this Custodial Agreement to be executed in its name and on its behalf by a duly authorized officer on the day and year first above written.

Credit Suisse AG, New York Branch, as Agent

By:	/s/ Jeffrey Traola
Name:	Jeffrey Traola
Title:	Director

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Director

Wells Fargo Bank, National Association, as Custodian

By:
Name:
Title:

Trinity Funding 1, LLC, as Borrower

By:
Name:
Title:	Authorized Signatory

Trinity Funding 2, LLC, as Borrower

By:
Name:
Title:	Authorized Signatory

Trinity Funding 3, LLC, as Borrower

By:
Name:
Title:	Authorized Signatory

Signature Page to Custodial Agreement

In Witness Whereof, each of the parties hereto has caused this Custodial Agreement to be executed in its name and on its behalf by a duly authorized officer on the day and year first above written.

Credit Suisse AG, New York Branch, as Agent

By:
Name:
Title:

By:
Name:
Title:

Wells Fargo Bank, National Association, as Custodian

By:	/s/ Chad Schafer
Name:	Chad Schafer
Title:	Vice President

Trinity Funding 1, LLC, as Borrower

By:
Name:
Title:

Trinity Funding 2, LLC, as Borrower

By:
Name:
Title:

Signature Page to Custodial Agreement

In Witness Whereof, each of the parties hereto has caused this Custodial Agreement to be executed in its name and on its behalf by a duly authorized officer on the day and year first above written.

Credit Suisse AG, New York Branch, as Agent

By:
Name:
Title:

Wells Fargo Bank, National Association, as Custodian

By:
Name:
Title:

Trinity Funding 1, LLC, as Borrower

By:	/s/ Steven L. Brown
Name:	Steven L. Brown
Title:	Authorized Signatory

Trinity Funding 2, LLC, as Borrower

By:	/s/ Steven L. Brown
Name:	Steven L. Brown
Title:	Authorized Signatory

Trinity Funding 3, LLC, as Borrower

By:	/s/ Steven L. Brown
Name:	Steven L. Brown
Title:	Authorized Signatory

Signature Page to Custodial Agreement

Trinity Capital FUND II, L.P., as Borrower

By: TRINITY SBIC PARTNERS II, LLC, its general partner

By:	/s/ Steven L. Brown
Name:	Steven L. Brown
Title:	Authorized Signatory

Trinity Capital FUND III, L.P., as Borrower

By: TRINITY SBIC PARTNERS III, LLC, its general partner

By:	/s/ Steven L. Brown
Name:	Steven L. Brown
Title:	Authorized Signatory

Trinity Management IV, LLC, as Servicer

By: TRINITY CAPITAL HOLDINGS, LLC, its managing member

By:	/s/ Steven L. Brown
Name:	Steven L. Brown
Title:	Authorized Signatory

Signature Page to Custodial Agreement

EXHIBIT A

[DATE]

CUSTODIAL CERTIFICATION

Credit Suisse AG, New York Branch, as Agent

Re:	Custodial Agreement (the “Custodial Agreement”), dated January 8, 2020, among Trinity Funding 1, LLC, Trinity Funding 2, LLC, Trinity Funding 3, LLC, Trinity Capital Fund II, L.P. and Trinity Capital Fund III, L.P. (collectively, the “Borrowers”), Trinity Management IV, LLC, Credit Suisse AG, New York Branch (the “Agent”), and Wells Fargo Bank, National Association, as Custodian (the “Custodian”)

Ladies and Gentlemen:

In accordance with the provisions of Section 4 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Borrower Asset listed on the attached Schedule of Assets, it has received a Custodian File for such Borrower Asset and it has reviewed such Custodian File and has determined that (except as specifically listed on the exception report attached hereto): (a) all items included in the definition of “Custodian File” (the “Custodial Documents”) as identified on the checklist provided in each Custodial File are in its possession and are executed, as applicable and (b) such Custodial Documents have been reviewed by it and have not been damaged, torn or otherwise physically or on its face altered in any way and relate to such Borrower Asset listed on the related Schedule of Assets.

Capitalized words used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

Wells Fargo Bank, National Association, as Custodian

By:
Name:
Title:

Schedule Of Assets

Company/ Borrower/ Guarantor (if Any)	Total Funded/ Committed Amount	Original Funded Amount	Principal Outstanding	1St On Equipment/ Blanket 1St / Blanket 2Nd / Additional Other	Equipment Description	Risk Rating	Original Term	Maturity Date	Remaining Term	Original IO Period	Remaining IO Period	Run Rate	Final Payment	Senior Lender (if Applicable)	Senior Debt Limit (if Applicable)	Most Recent Post Money Valuation

EXCEPTION REPORT

Exhibit B

[DATE]

Request for Release

To:	Wells Fargo Bank, National Association, as Custodian
ABS Custody Vault
1055 10th Avenue SE MAC N9401-011
Minneapolis, MN 55414
Attention: Corporate Trust Services — Asset-Backed Securities Vault abs.custody.vault@wellsfargo.com

Pursuant to Section 7 of the Custodial Agreement described below, the undersigned requests the Custodian Files related to the Borrower Assets described below for the reason indicated. The undersigned shall return all documents to you when the undersigned's need therefor no longer exists, except where the related Borrower Asset has been substituted, purchased, repurchased, has become a Defective Asset for which the related Liquidated Damages, Repurchase Price or Purchase Price, as applicable, has been paid or the term of the related Borrower Asset shall have expired in accordance with its terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Custodial Agreement, dated as of January 8, 2020, among Wells Fargo Bank, National Association, as Custodian, Trinity Funding 1, LLC, Trinity Funding 2, LLC, Trinity Funding 3, LLC, Trinity Capital Fund II, L.P. and Trinity Capital Fund III, L.P. (collectively, the “Borrowers”), Trinity Management IV, LLC, as Servicer, and Credit Suisse AG, New York Branch, as Agent.

Borrower Asset Numbers:

[__]

The undersigned hereby certifies that if this release is requested due to the purchase or repurchase of a Closing Date Asset or Borrower Asset or payment of Liquidated Damages, the Repurchase Price or the Purchase Price, all amounts received in connection therewith, which are required to be deposited into a Lockbox Account, a Collection Account or the Distribution Account have been so deposited.

The undersigned hereby certifies that if this release is requested in connection with a Takeout Transaction, all conditions set forth in the definition of Takeout Transaction in the Credit Agreement with respect thereto have been satisfied.

B-1

Reason for Requesting Documents:

Receivable Paid in Full

Repossession

Liquidation

Defective Asset

Takeout Transaction

Other — Explain___________

To the extent such release is due to payment in full or ineligibility, any such documents that may be in electronic form may be deleted from the Custodian’s system of record rather than released to the Borrowers or their designees.

Prior to the delivery of a Notice of Exclusive Control:

Trinity Management IV, LLC, as Servicer

By:
Name:
Title:

After the delivery of a Notice of Exclusive Control:

CREDIT SUISSE AG, NEW YORK BRANCH, as Agent

By:
Name:
Name:

By:
Name:
Name:

B-2

EXHIBIT C

AUTHORIZED OFFICERS

Agent

Name	Title	Signature

Jeffrey Traola	Director	/s/ Jeffrey Traola

Patrick J. Hart	Director	/s/ Patrick J. Hart

Erin McCutcheon	Director	/s/ Erin McCutcheon

Servicer

Name	Title	Signature

Authorized Officers Custodial Agreement

EXHIBIT C

AUTHORIZED OFFICERS

Agent

Name	Title	Signature

Servicer

Name	Title	Signature

Steve Brown	CEO	/s/ Steve Brown

Susan Echard	CFO	/s/ Susan Echard

Gerry Harder	Chief Credit Officer	/s/ Gerry Harder